UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
July 25, 2012

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On July 26, 2012, Cash America International, Inc. (the “Company”) issued a press release to announce its consolidated financial results for the three and six months ended June 30, 2012.  A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

Financial Results for Three and Six Months Ended June 30, 2012

See Item 2.02 Results of Operations and Financial Condition.

Enova International, Inc. Registration Statement Withdrawal

          On July 26, 2012, the Company issued a press release to announce that its board of directors has unanimously approved the withdrawal of Enova International, Inc.’s (“Enova”) Registration Statement on Form S-1, together with all exhibits and the amendments thereto (collectively, the “Registration Statement”).  The Registration Statement was initially filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2011. The Registration Statement has not been declared effective by the SEC, and no securities have been sold in connection with the offering pursuant to the Registration Statement.  Enova filed its Application for Withdrawal of Registration Statement with the SEC on July 25, 2012.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description
	99.1	Cash America International, Inc. press release for financial results, dated July 26, 2012
	99.2	Cash America International, Inc. press release regarding the Enova International, Inc. Registration Statement withdrawal, dated July 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	July 26, 2012	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Cash America International, Inc. press release for financial results, dated July 26, 2012
99.2	Cash America International, Inc. press release regarding the Enova International, Inc. Registration Statement withdrawal, dated July 26, 2012